Exhibit 99.2 Portland General Electric Earnings Conference call First quarter 2020

Cautionary statement Information Current as of April 24, 2020 Except as expressly noted, the information in this presentation is current as of April 24, 2020 — the date on which PGE filed its Quarterly Report on Form 10-Q for the quarter ended March 31, 2020 — and should not be relied upon as being current as of any subsequent date. PGE undertakes no duty to update this presentation, except as may be required by law. Forward-Looking Statements Statements in this presentation that relate to future plans, objectives, expectations, performance, events and the like may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding earnings guidance; statements regarding future load, hydro conditions and operating and maintenance costs; statements concerning implementation of the company’s integrated resource plan; statements concerning future compliance with regulations limiting emissions from generation facilities and the costs to achieve such compliance; as well as other statements containing words such as “anticipates,” “believes,” “intends,” “estimates,” “promises,” “expects,” “should,” “conditioned upon,” and similar expressions. Investors are cautioned that any such forward-looking statements are subject to risks and uncertainties, including reductions in demand for electricity; the sale of excess energy during periods of low demand or low wholesale market prices; operational risks relating to the company’s generation facilities, including hydro conditions, wind conditions, disruption of fuel supply, and unscheduled plant outages, which may result in unanticipated operating, maintenance and repair costs, as well as replacement power costs; failure to complete capital projects on schedule or within budget, or the abandonment of capital projects, which could result in the company’s inability to recover project costs; the costs of compliance with environmental laws and regulations, including those that govern emissions from thermal power plants; changes in weather, hydroelectric and energy markets conditions, which could affect the availability and cost of purchased power and fuel; changes in capital market conditions, which could affect the availability and cost of capital and result in delay or cancellation of capital projects; the outcome of various legal and regulatory proceedings; general economic and financial market conditions; severe weather conditions, wildfires, and other natural phenomena and natural disasters that could result in operational disruptions, unanticipated restoration costs, or liability for third party property damage; and cyber security breaches of the company’s customer information system or operating systems, which may affect customer bills or other aspects of our operations; and widespread health emergencies or outbreaks of infectious diseases such as the novel coronavirus disease (COVID-19), which may affect our financial position, results of operations and cash flows. As a result, actual results may differ materially from those projected in the forward- looking statements. All forward-looking statements included in this presentation are based on information available to the company on the date hereof and such statements speak only as of the date hereof. The company expressly disclaims any current intention to update publicly any forward-looking statement after the distribution of this presentation, whether as a result of new information, future events, changes in assumptions or otherwise. Prospective investors should also review the risks, assumptions and uncertainties listed in the company’s most recent annual report on form 10-K and in other documents that we file with the United States Securities and Exchange Commission, including management’s discussion and analysis of financial condition and results of operations and the risks described therein from time to time. 2

Leadership presenting today Maria Pope On today's call President and CEO • Financial performance • COVID-19 update • Major initiatives • Liquidity and capital Jim Lobdell Senior VP of Finance, CFO and Treasurer 3

First quarter 2020 financial results Q1 2020 Q1 2019 Net income (in millions) $81 $73 Diluted earnings per share (EPS) $0.91 $0.82 $0.91 $0.82 $0.61 $0.68 $1.29 - $1.59(1) $0.28 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 2020 Diluted EPS: 2019 Diluted EPS: $2.20 - $2.50 $2.39 4 (1) Estimates based on revised 2020 guidance range

COVID-19 update Supporting our customers • Oregon's governor issued stay-at-home order on March 23 ◦ Manufacturing and construction allowed to continue statewide • Halted disconnects and late fees • Working closely with most impacted customers PGE operational impacts to date • Continued industrial load growth driven by high tech • Residential load increased, commercial load decreased • Supply chain remains strong • Deferral filing: UM 2064 45

Major projects and initiatives Wheatridge Renewable Energy Facility • Wind portion of the facility on track for completion by year end 2020 • Foundations are being poured and turbines are being delivered to the site Integrated Operations Center • On track for completion by year end 2021 • Site preparations underway, footings are complete and steel structures are being constructed 2019 Integrated Resource Plan • Acknowledgement received in public meeting on March 16, 2020 • Discussing capacity contract terms with regional operators of existing resources • Targeting online dates in 2024 for new capacity and renewable resources 6

First quarter 2020 earnings bridge


$0.82
$0.15
$0.02
$0.05
$(0.04)
$(0.01)
$(0.06)
$(0.02)
$0.91
Decoupling
$0.04
Weather
$(0.02)
Q1 2019
Revenues and Net variable power costs
Weather and decoupling
Plant expense
Transmission and distribution expense
Depreciation and amortization
Nonqualified benefit trust
Other
Q1 2020

Note: values shown represent diluted earnings per share

7

Liquidity and financing Total Liquidity 2020 Ratings S&P Moody's (as of 3/31/2020) (in $ millions) Credit Facilities $ 480 Senior Secured A A1 Letters of Credit 169 Senior Unsecured BBB+ A3 Cash 30 Commercial Paper A-2 Prime-2 Available $ 679 Outlook Positive Stable Financings Q1 2020 Q2 2020 Q3 2020 Q4 2020 Long-Term Debt Priced $200 Issuing up to Issuing up to Securities million $135 million $180 million Pollution Control Issued $21 Revenue Bonds million 364-day Term Funded Loan $150 million 8

Capital planning 800 $745 700 600 $565 Ongoing $500 $500 $500 investments: 500 • Upgrading and 400 replacing aging generation, 300 transmission and 200 distribution equipment 100 • Building a 0 smarter, more 2020 2021 2022 2023 2024 resilient grid Ongoing capital expenditures Wheatridge Renewable Energy Facility Integrated Operations Center Note: Capital expenditures for 2020 through 2024 exclude allowance for funds 9 used during construction. Dollar values in millions.